www.cassinfo.com | ©2025 Cass Information Systems | Investor Presentation OCTOBER 2025

www.cassinfo.com | ©2025 Cass Information Systems | Forward-Looking Information All statements other than statements of historical fact included in this release, including without limitation the Company’s future prospects and performance, the business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, words such as “estimate,” “could,” “should,” “would,” “likely,” “may,” “will,” “plan,” “intend,” “believes,” “expects,” “anticipates,” “projected,” and variations of these terms and similar expressions. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Actual results or business conditions may differ materially from those projected or suggested in forward-looking statements as a result of various factors including, but not limited to, those described below and in Part I, Item 1A, “Risk Factors” of our most recent Annual Report. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to general economic, market or business conditions unrelated to the Company’s operating performance, including inflation, changes in interest rates, changes in energy prices, supply chain disruptions, financial institution disruptions, geopolitical conflicts, public health emergencies and declines in consumer confidence and discretionary spending; the Company’s ability to compete with its competitors and increase market share; the Company’s ability to maintain compliance with rules and regulations applicable to our business operations and industry; increased regulatory examination scrutiny or new regulatory requirements; whether the Company’s customers continue to utilize its payment processing and related services; unfavorable developments concerning customer credit quality; risk associated with lending concentrations including, but not limited to, faith- based ministries and franchise restaurants; liquidity risk; and risks associated with cyber-attacks and data breaches. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by the Company in this release speaks only as of the date of this release. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. 2

www.cassinfo.com | ©2025 Cass Information Systems | Cass At A Glance 3

www.cassinfo.com | ©2025 Cass Information Systems | Cass is an information services company that processes freight and facility payments for many of the world’s largest global companies The information systems business has a 70-year legacy As a result of its $94B of payments, Cass generates $1.2 Billion of average non-interest-bearing float Cass continues to operate a strong and profitable commercial bank founded in 1906 Overview Market. Cap. $500 MILLION YTD ROE 15.51% YTD% Fees/Rev. 57.0% % Average YTD NIB Funding 71.4% Assets $2.5 BILLION YTD ROA 1.48% Note: Balance sheet metrics as of September 30, 2025. Income statement metrics are through period ended September 30, 2025 as indicated 4

www.cassinfo.com | ©2025 Cass Information Systems | Transportation information systems provides freight audit and payment services for all transportation modes and movement types, including parcel and last mile Facilities expense management provides invoice management, payment and business intelligence for all facility related expenses, from traditional utilities through MRO CassPay provides complex treasury management and payment services for fintech and other payment companies Information Systems / Payments Annual payments volume $94 BILLION Annual invoice volume 52 MILLION TTM fee revenue $107 MILLION YTD average payment float $1.2 BILLION Note: Balance sheet metrics as of September 30, 2025. Income statement metrics are through period ended September 30, 2025 as indicated 5

www.cassinfo.com | ©2025 Cass Information Systems | Cass Commercial Bank Total Assets $1.4 BILLION Total Deposits $1.0 BILLION Charge-offs $0 Total Loans $1.1 BILLION Note: Balance sheet metrics as of September 30, 2025. Income statement metrics are through period ended September 30, 2025 as indicated Cass Commercial Bank operates in five primary niches: St. Louis Commercial and Industrial market QSR Franchisees Faith-Based organizations across the U.S. Not-for-Profit organizations Equipment Finance Strong track record of asset quality No charge-offs Proven performance through economic cycles 5-Star Rated Bank 6

Cass Information Systems is

A major payments company

$94 billion DOLLARS PAID

$37 billion Freight
$24 billion Facilities
$33 billion FinTech/Banking

52 million INVOICES PROCESSED

35 million freight
17 million facilities

51,000 VENDORS PAID

15,000 freight
36,000 facilities

that supports a company's global business

Activity in

185 COUNTRIES

supported from

THE U.S. & AROUND THE WORLD

St. Louis, MO
Columbus, OH
Wellington, KS
Jacksonville, FL

Breda, The Netherlands
Singapore
Sao Paulo, Brazil

BY **1000+** EMPLOYEES

while tightly protecting its assets

As a publicly held, financial holding company, Cass is regulated by the SEC, Federal Reserve, and the Dutch Central Bank

View our [ESG report]

www.cassinfo.com | ©2025 Cass Information Systems | 7

www.cassinfo.com | ©2025 Cass Information Systems | What We Do Cass helps the world’s largest companies manage their facilities and transportation costs. By processing and paying client invoices, we help companies: • Gain crucial financial support for large, difficult-to-manage spend categories • Offload and automate difficult, repetitive, time-consuming processes • Control and reduce costs by identifying overcharges, duplicate invoices, other errors • Aggregate and normalize reporting for hundreds/thousands of vendors • Minimize late payments and service interruptions • Obtain detailed, actionable data enabling complete visibility to spend and usage • Maximize cash flow with on-time or extended payment terms • Enforce vendor compliance • Gain audit-ready sustainability reporting 8

www.cassinfo.com | ©2025 Cass Information Systems | Why We Do It The Value Proposition of What We Do for Clients Which results in: • High quality data which drives informed decisions, superior procurement results, and precise financial reporting • Audits, data visibility, and process improvements driving considerable cost savings • Improved working capital, both for our clients and their vendors, through the use of Cass’s balance sheet • Improved vendor relationships • Improved focus on data & decisions, not invoices How We Do It Our AI, Technology and Industry Expert Human Resources Delivered through: • Significant investments in AI/ML solutions to accelerate invoice and document processing, as well as ingesting client generated purchase orders or TMS records • Industry experts supporting client needs and understanding vendor complexities across industries like retail, manufacturing, distribution, financial services and QSRs • Cass Commercial Bank and the deep understanding of corporate treasury management needs with accrual and GL file integrations • Payment fraud mitigation, including vendor remittance controls, data security and funding requests 9

www.cassinfo.com | ©2025 Cass Information Systems | aka Freight Audit & Payment Transportation Spend Management 10

www.cassinfo.com | ©2025 Cass Information Systems | We Deliver Freight Audit & Payment Solutions for All Modes/Movement Types Global Control One solution for all of a company’s global freight Working Capital Management Improve working capital by extending carrier payment terms Decision Intelligence Suite Real-time market intelligence for stronger procurement results • Last Mile • Parcel • Ocean 11 Specific solutions for higher complexity

www.cassinfo.com | ©2025 Cass Information Systems | Resource expertise • Secure payments • Working capital management • CassPort and data visualization dashboards • Benchmarking • Custom BI • Automation • System integration • Shipment rating and audit of all modes • GL and accrual reporting We Deliver Best Practices Globally 12

www.cassinfo.com | ©2025 Cass Information Systems | Cass Freight Index® – Trusted Insights The Cass Freight Index® has been a trusted measure of the North American freight market since 1995. Our monthly data and the Cass Transportation Index Report provide valuable insight into freight trends as they relate to other economic and supply chain indicators and the overall economy. 13

www.cassinfo.com | ©2025 Cass Information Systems | Countries Supported Today 14

www.cassinfo.com | ©2025 Cass Information Systems | The Decision Intelligence Suite CassPort Analytics Monitor and understand transportation spend Cass Benchmarking Compare rates for truckload, LTL, intermodal, and rail to other Cass clients Cass + SONAR SCI Layer truckload data with real-time market conditions for optimal spend and service management 15

www.cassinfo.com | ©2025 Cass Information Systems | Facilities Expense Management 16

www.cassinfo.com | ©2025 Cass Information Systems | We Deliver Utility Bill Solutions Across All Facilities Services, Including MRO Importance Facilities payments are one of a company’s top operating expenses Outages can have a material financial impact on a business Reporting requirements for greenhouse gas (GHG) emissions are increasing Invoice Challenges Hundreds to thousands of bills from many vendors Different formats with non- standardized data fields Received at various times throughout the month, quarter, or year With and without purchase order matching Value Proposition Simplify the complex world of facility costs by paying our client’s facility-related bills accurately and on time to minimize service interruptions while simultaneously providing them with timely and accurate data from the bills to support analytics and decision making 17

www.cassinfo.com | ©2025 Cass Information Systems | We Have Expertise In All Facilities Service Types & Industry Segments Simplifying the complexities of managing recurring, typically non-PO invoices related to physical infrastructure across all service types Paying vendors accurately and on time, which minimizes exceptions, late fees and service interruptions Delivering normalized and detailed data and reporting on all consumption and spend Validating usage and pricing, audited to a contract if one is provided Configurable and tailored to the business needs of our clients Invoice Processing Bill Payment Invoice Audit Reporting & Analytics 18

www.cassinfo.com | ©2025 Cass Information Systems | We Deliver Reporting for Utility Usage, Including Sustainability & Diversion Data We partner with a company’s energy management, procurement and reporting providers to allow for the selection of best- of-breed solutions, resulting in a high quality and complete facilities management solution Sustainability reporting delivered to a company’s ERP and sustainability & carbon platforms, regardless if they are internal or externally provided Precise data management delivers audit trail ready results 19

www.cassinfo.com | ©2025 Cass Information Systems | 20 TouchPoint

TouchPoint is All-in-One Church Management Software

TouchPoint
CHURCH MANAGEMENT SOFTWARE

- **Acquired by Cass in 2022** with 300+ clients across the United States
- **Enterprise software** enabling churches to manage membership, giving, communications, volunteerism, etc.
- **Processes over $200 million** in annual giving for these churches. Working on additional giving penetration into TouchPoint and Cass Commercial Bank clients.
- **Significant growth potential** into target market of 35,000 churches with average weekly attendance of 350+
- **Synergistic with faith-based clients** at Cass Commercial Bank and ability to position Cass as a provider of church financial needs as well as church management software and giving processing needs.

Cass Information Systems, Inc.
www.cassinfo.com | ©2025 Cass Information Systems | 21

www.cassinfo.com | ©2025 Cass Information Systems | Cass Commercial Bank 22

www.cassinfo.com | ©2025 Cass Information Systems | Cass Commercial Bank is a 5-Star Rated Bank for its Financial Soundness Founded in St. Louis, MO in 1906 Conservative management with more than 10 years with no charge-offs, reflecting prudent risk practices Specialized banking focused on faith-based institutions, not-for-profit’s, QSR franchises, equipment financing, and C&I lending Exclusively Engaged in Commercial Banking with only 3 strategically located branches that do not serve retail customers 23

www.cassinfo.com | ©2025 Cass Information Systems | Quick Service Restaurants Focused expertise in QSR Franchise opportunities Approved McDonald’s franchise lender Financing solutions for acquisitions, new construction, major remodels, and equipment purchases 15+ year history with $0 charge- offs in the portfolio Commercial & Industrial Serving privately held businesses in St. Louis metropolitan area Long-standing relationships with clients, many spanning decades Equipment finance solutions for transportation and related industries Purchaser of investment-grade leases in the secondary market The Bank’s Lending is Focused in Three Core Areas Faith-Based & Non-Profit Purpose-driven financing for places of worship and Non-Profit Entities Specializes in funding the construction, expansion, and renovation of facilities Proven underwriting methodology resulting in limited charge-offs over 30+ years Depository services designed for Faith-Based and Non-Profits 24

The Bank Generates Deposits Through Three Primary Channels

Faith-Based Institutions

Long-standing reputation with faith-based community

Strong relationships have resulted in a self-funded loan portfolio

Ongoing efforts to cross-sell banking services into the TouchPoint client base

TouchPoint is a church management software platform

CassPay

CassPay supports large fintech clients with complex payables infrastructure

CassPay facilitates:

- Debit and Credit ACH
- Wire Transfers
- Drawdowns
- Image Cash Letters
- Credit Cards

These relationships generate approximately $250 million in average deposits

C&I and Not-for-Profits

Focused on privately held businesses and not-for-profit organizations in the St. Louis metro area

Many client relationships span decades

Provides sophisticated financial solutions to C&I clients and tailored banking solutions for not-for-profits

Cass Information Systems, Inc.
www.cassinfo.com | ©2025 Cass Information Systems |
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www.cassinfo.com | ©2025 Cass Information Systems | Financial Overview 26

www.cassinfo.com | ©2025 Cass Information Systems | • Net income of $9.1 million • Diluted earnings per share from continuing operations of $0.68. • Return on average equity and assets of 15.29% and 1.44%, respectively. • Increase in net interest margin to 3.87%, compared to 3.55% in the prior year quarter. • Increase in net interest income of $3.4 million, or 19.3%, compared to the prior year quarter. • Increase in facility dollar volumes of 13.9% compared to the prior year quarter. • Continued strong asset quality with no loan charge-offs and an allowance for credit losses to loans ratio of 1.29%. • Repurchased 159,587 shares of Company stock at weighted average price of $41.96. • Quarterly dividend increased $0.01 to $0.32 for the fourth quarter of 2025. Q3 2025 Financial Highlights 27

www.cassinfo.com | ©2025 Cass Information Systems | Core Earnings Metrics Continue to Improve $8.0M $6.8M $7.1M $7.8M $9.2M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 $0.58 $0.49 $0.52 $0.58 $0.69 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (1) ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (1) (1) Refer to explanation of use of non-GAAP financial measures and reconciliation of adjusted net income from continuing operations and adjusted diluted earnings per share from continuing operations as presented later in this presentation. $2.9M $4.6M $9.0M $8.9M $9.1M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 NET INCOME $0.21 $0.33 $0.66 $0.66 $0.68 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 DILUTED EPS 28

www.cassinfo.com | ©2025 Cass Information Systems | Financial Fees, Dollar Volumes and Payments in Advance of Funding $9.10B $8.99B $8.64B $9.37B $9.28B Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 $5.47B $5.03B $5.82B $5.51B $6.23B Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 $203.0M $201.0M $173.6M $176.2M $175.7M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 $11.0M $10.5M $10.0M $10.2M $10.4M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING FINANCIAL FEES Financial fees declined $601,000, or 5.5%, from Q3 2024 due to a lower average balance of payments in advance of funding of 13.4% in addition to changes in the manner of whereby facility vendors receive payments. The Company has recently experienced a rise in average payments in advance of funding balances and expects its new working capital solution to increase the average balance of payments in advance of funding in future quarters based on recent sales and pipeline activity. 29

www.cassinfo.com | ©2025 Cass Information Systems | 9.16M 8.92M 8.36M 8.84M 8.88M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 4.18M 4.09M 4.23M 4.14M 4.08M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 $16.7M $15.7M $16.5M $17.1M $16.7M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Processing Fees and Transaction Volumes TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES The change quarter to quarter is generally correlated to transportation and facility invoice volumes. Processing fees decreased 0.2% as compared to 3Q 2024 reflecting lower transportation and facility transaction volumes. 30

www.cassinfo.com | ©2025 Cass Information Systems | Net Interest Income NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN The net interest margin (NIM) improved 32 basis points from Q3 2024 to 3.87% largely driven by increases in the average yield on loans and investment securities of 26 and 48 basis points, respectively, combined with a decline in the average cost of total deposits of 36 basis points. The Company generally benefits from a higher interest rate environment due to a large percentage of its funding sources being non-interest bearing. $17.6M $17.8M $19.3M $19.5M $21.0M Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 $2.00B $2.02B $2.10B $2.09B $2.19B Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 3.55% 3.55% 3.75% 3.78% 3.87% Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 31

www.cassinfo.com | ©2025 Cass Information Systems | Net Interest Income (Continued) The Company’s net interest margin has historically trended above the average 5-year UST. With the rise in long- term bond yields over the last 3-4 years, the yields on many of the Company’s fixed rate loans and investment securities are below current market interest rates. If mid and longer-term bond yields remain at or close to current levels, as the Company’s interest-earning assets mature and re-price to current market rates over the coming quarters and years, the Company’s NIM should benefit, thereby increasing net interest income. 32

Loans & Securities *(book value)* Repricing or Maturity

Total Loans at September 30, 2025							
	Repricing or Maturity Term					Rate Structure	
	1 Year or Less	> 1 to 3 Years	>3 to 5 Years	> 5 Years	Total	Floating Rate	Fixed Rate
Commercial and Industrial:							
Franchise	12,343	29,250	25,814	182,449	249,856	11,824	238,032
Leases	22,927	51,223	28,146	22,036	124,332	-	124,332
Other	105,388	23,361	57,524	9,279	195,552	82,287	113,265
Total C&I	140,658	103,834	111,484	213,764	569,740	94,111	475,629
Real Estate:							
Faith-based CRE	130,151	83,097	123,233	70,898	407,379	18,999	388,380
Commercial	42,651	43,435	21,295	1,766	109,147	26,944	82,203
Other	2,081	-	-	-	2,081	-	2,081
Total real estate	174,883	126,532	144,528	72,664	518,607	45,943	472,664
Total loans	315,541	230,366	256,012	286,428	1,088,347	140,054	948,293
% of total	29%	21%	24%	26%	100%	13%	87%
Weighted-average coupon rate	5.69%	5.03%	5.70%	5.73%			

Total Investment Securities (Book Value) at September 30, 2025							
	Maturity and Projected Principal Cash Flow					Rate Structure	
	1 Year or Less	> 1 to 3 Years	>3 to 5 Years	> 5 Years	Total	Floating Rate	Fixed Rate
Mortgage-backed	61,625	103,704	92,344	181,486	439,159	-	439,159
State and political	49,266	28,607	27,718	151,560	257,151	-	257,145
Corporate	-	6,152	18,860	5,948	30,960	5,945	25,015
Asset-backed	6,076	8,189	5,701	9,108	29,074	29,074	-
Total investment securities	116,967	146,652	144,623	348,102	756,344	35,019	721,319
% of total	15%	19%	19%	46%	100%	5%	95%

Cass Information Systems, Inc.

www.cassinfo.com | ©2025 Cass Information Systems | 33

www.cassinfo.com | ©2025 Cass Information Systems | Prudent Stewards of Capital The Company maintains excess capital to support organic balance sheet growth and opportunistic acquisitions Dividend of $0.32 per share Cass has continuously paid regularly scheduled cash dividends since 1934 The Company repurchased 159,587 shares of Company stock during Q3 2025 at a weighted average price of $41.96 Tier 1 leverage ratio at 9/30/25 10.17% Common equity tier 1 risk-based ratio at 9/30/25 15.04% Tier 1 risk-based ratio at 9/30/25 15.04% Total risk-based ratio at 9/30/25 15.90% 34

www.cassinfo.com | ©2025 Cass Information Systems | Compelling Opportunities for Future Value Creation Driving efficiency and improved results in data ingestion and client relations functions through AI Net interest income and margin growth as fixed rate interest-earning assets reprice in higher interest rate environment Opportunity to grow payment float and processing fees on Facility side given compelling value proposition to large companies Development of full product suite in Transportation with respect to freight audit and payment and supply chain finance provides us with a competitive advantage Highly efficient Bank with growth opportunities in all niche business lines Strong capital levels support growth initiatives and/or return to shareholders 35

www.cassinfo.com | ©2025 Cass Information Systems | Appendix 36

www.cassinfo.com | ©2025 Cass Information Systems | Use of Non-GAAP Financial Measures Certain of the financial measures and ratios the Company presents, including “adjusted net income from continuing operations,” and “adjusted diluted earnings per share from continuing operations,” are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). The Company refers to these financial measures and ratios as “non-GAAP financial measures.” The Company considers the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. The Company believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that the Company believes are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. The Company believes that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of the Company’s performance. The non-GAAP financial measures the Company presents may differ from non-GAAP financial measures used by the Company’s peers or other companies. The Company compensates for these differences by providing the equivalent GAAP measures whenever the Company presents the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing the Company’s performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included at the end of the financial statement tables. 37

www.cassinfo.com | ©2025 Cass Information Systems | Reconciliation of GAAP to Non-GAAP Financial Information 9/30/25 6/30/25 3/31/25 12/31/24 9/30/24 9/30/25 9/30/24 Net income from continuing operations (GAAP) 9,212$ 5,160$ 8,551$ 4,158$ 3,028$ 22,922$ 14,400$ Adjustments: (Gain) loss on sale of investment securities (4) 3,558 18 33 - 3,572 13 Bad debt (recovery) expense - - (2,000) - 6,559 (2,000) 7,847 Late fees on facility transactions - - - - - - 1,300 Pension termination expense - - - 3,458 - - - Tax effect 1 (884) 493 (868) (1,630) (391) (2,276) 9,209$ 7,834$ 7,062$ 6,782$ 7,957$ 24,103$ 21,284$ 0.69$ 0.38$ 0.63$ 0.30$ 0.22$ 1.70$ 1.04$ 0.69$ 0.58$ 0.52$ 0.49$ 0.58$ 1.78$ 1.54$ Adjusted diluted earnings per share from continuing operations (non-GAAP) Diluted earnings per share from continuing operations (GAAP) Adjusted net income from continuing operations (non-GAAP) Nine Months EndedThree Months Ended 38

www.cassinfo.com | ©2025 Cass Information Systems | Thank you!